Supplement dated January 23, 2025
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice NY dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At a meeting held on October 23, 2024, the Board of Trustees of Nationwide Variable Insurance Trust, approved the merger of the NVIT BNY Mellon Core Plus Bond Fund: Class Y (the "Target Fund") and the NVIT Core Bond Fund: Class Y (the "Acquiring Fund," which effective on or about January 27, 2025, will be renamed the "NVIT Loomis Core Bond Fund"). The merger will be effective on or about February 28, 2025 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class Y Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.48%*	7.63%	2.23%	2.30%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
ISP-0833